UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2026

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number

1-16305	PUGET ENERGY, INC.	91-1969407

A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004-5591 425-454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
355 110th Ave NE
Bellevue, Washington 98004-5591
425-454-6363

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8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 5, 2026, the sole shareholder of Puget Energy, Inc. and Puget Sound Energy, Inc. (together, the “Companies”) appointed and elected Stuart Lee to the boards of directors of the Companies (the “Boards”). Mr. Lee was appointed to replace Paul McMillan, who provided notice of his retirement from the Boards and as a member of the committees of the Boards on which he served, effective the same day. There were no disagreements between the Companies and Mr. McMillan that led to his decision to retire.

Mr. Lee is the former President and Chief Executive Officer of EPCOR Utilities Inc., where he served from 2015 until his retirement in May 2023. In that role, he led one of Canada’s largest municipally owned utilities, overseeing regulated electricity, natural gas, and water and wastewater businesses across Western Canada and Ontario, as well as a sizeable U.S. regulated water platform in Arizona, New Mexico, and Texas. Previously, Mr. Lee spent six years at Capital Power Corporation, where he held senior executive roles, including Chief Financial Officer and Senior Vice President, Corporate Development and Commercial Services. Mr. Lee also serves on the board of directors of Aecon Group Inc., a public company and Wolf Midstream, a private company.

Mr. Lee was selected by Alberta Investment Management Corporation (“AimCo”) and, pursuant to the Amended and Restated Bylaws of each of the Companies, will serve as an Owner Director on their respective Boards. The Boards have not yet determined the board committee or committees, if any, on which Mr. Lee will serve. The compensation offered to Mr. Lee for his service as a director will be the same as that offered to all non-employee independent board members of the Companies, pursuant to the director compensation schedule filed as Exhibit 10.32 to the Companies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

Dated: August 5, 2026	By:	/s/ Lorna Luebbe
	Name:	Lorna Luebbe
	Title:	Senior Vice President, General Counsel and Chief Sustainability Officer